                                                                   EXHIBIT 23.1

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

  As independent public accountants, we hereby consent to the incorporation of our report included in this Form 8-K/A, into the Company's previously filed Registration Statement File No. 333-23237 on Form S-8.

                                          /s/ Arthur Andersen LLP

Atlanta, Georgia
June 27, 1997